                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                              ------------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 27, 1997

                         BEACON PROPERTIES CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   Maryland
                           (State of Incorporation)


       1-12926                                               04-3224258
(Commission File Number)                              (IRS Employer Id. Number)


            50 Rowes Wharf
         Boston, Massachusetts                                        02110
(Address of principal executive offices)                            (Zip Code)

                                (617) 330-1400
             (Registrant's telephone number, including area code)

Item 5. Other Events.


Beacon Properties Corporation (the "Company") has acquired the following properties:

On July 1, 1997 the Company acquired Sunnyvale Business Center, a three-building, 175,000 square foot office property located in Sunnyvale, California for $33.8 million in cash. The property is 100 percent occupied by Advanced Micro Devices, Inc. under a sub-lease from Silicon Graphics, Inc. and was completed in 1990. The seller was O.M. Sunnyvale Associates, L.P.

The Company acquired an 11-acre development site on August 21, 1997 located on Route 128 near the Massachusetts Turnpike in Newton, Massachusetts and plans to convert a former warehouse located there into a Class A office complex to be known as Riverside Center. The purchase price was $32.5 million in cash and the seller was Cabot Cabot & Forbes of New England. Scheduled for completion by year-end 1999, Riverside Center will be a four-story office building containing approximately 500,000 square feet, parking for 1,500 cars and pedestrian access to the Charles River and Riverside Park.

On September 25, 1997 the Company acquired a parcel of land on which it plans to develop a 22-story, 207,000 square foot Class A office tower located at 150 California Street in San Francisco, California. It was purchased from CalProp., Inc. for $10.6 million in cash.

On September 29, 1997 the Company purchased five acres in the Media District of Burbank, California directly across from NBC studios, and plans to co-develop with J.H. Snyder Company a Class A office project known as the Media Center. The project will consist of three interconnected six-story buildings containing 585,000 square feet. The land was purchased for $18.9 million from the City of Burbank, Ishverbhai Patel, Patel Charitable Remainder Unitrust and Burbank Holdings, Inc.

The Civic Opera Building located at 20 North Wacker Drive in downtown Chicago, was acquired on October 1, 1997. the purchase price was $59.6 million which included the assumption of a mortgage of $31.8 million, issuance of $6.7 million of Operating Partnership Units and $21.1 million of cash. The Civic Opera Building was purchased from Windy Point LLC and Range Line LLC, affiliates of the Fifield Realty Corporation. The building was originally constructed in 1929 and has undergone nearly $10 million of renovations since 1994. It contains 824,000 square feet in 44 floors.


200 West Adams was purchased on October 8, 1997 for $72.2 million in cash. The building is located in downtown Chicago at the corner of Adams and Wells Street and was completed in 1985. The 677,000 square foot building is currently 92% leased. The property was acquired from the Adams Family LLC.

On October 20, 1997, Lakeside Office Park was acquired from the Mutual Life Insurance Company of New York for $38.0 million in cash. The park consists of five buildings containing a total of 391,000 square feet which is currently 92 percent occupied. The property was developed from 1972 to 1978 and refurbished over the past three years. Lakeside is located in Atlanta's Central Perimeter submarket at the intersection of I-285 and the Georgia 400.


Item 7. Financial Statements and Exhibits

   (a) Financial Statements Under Rule 3-14 of Regulation S-X

       Statement of Excess of Revenues over Specific Operating Expenses of
          Civic Opera House, Chicago, Illinois for the year ended December 31, 1996

       Statement of Excess of Revenues over Specific Operating Expenses of 200
          W. Adams, Chicago, Illinois for the year ended December 31, 1996

   (b) Pro Forma Financial Statements

       Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997
          (Unaudited)

       Pro Forma Condensed Consolidated Statement of Operations for the Year
          Ended December 31, 1996 (Unaudited)

       Pro Forma Condensed Consolidated Statement of Operations for the Six
          Months Ended June 30, 1997 (Unaudited)

   (c) Exhibits

       23.1 Consent of Coopers & Lybrand L.L.P., Independent Accountants

                         BEACON PROPERTIES CORPORATION
                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEACON PROPERTIES CORPORATION



                                       /s/ Robert J. Perriello
                                       -------------------------------------
                                       Robert J. Perriello
                                       Senior Vice President
                                       and Chief Financial Officer


Date:  October 24, 1997

Report of Independent Accountants


To the Board of Directors and Stockholders of Beacon Properties Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of the Civic Opera House located at 20 North Wacker, Chicago, Illinois (the "Property") for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of the Civic Opera House located in Chicago, Illinois for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                        /s/ Coopers & Lybrand L.L.P.

Chicago, Illinois
September 9, 1997

Civic Opera House
(20 North Wacker)
Chicago, Illinois

Statements of Excess of Revenues Over Specific Operating Expenses

                                                                     For the Six
                                                                     Months Ended     For the Year
                                                                    June 30, 1997        Ended
                                                                     (Unaudited)    December 31, 1996
 Revenues:
      Base rent                                                    $   4,936,983    $     10,357,540
      Recoveries from tenants                                            570,584           1,545,110
      Other income                                                       146,027             551,086
                                                                   --------------   -----------------

                                                                       5,653,594          12,453,736
                                                                   --------------   -----------------
 Specific operating expenses (Note 2):
      Property taxes                                                   1,050,000           1,989,927
      Repairs and maintenance                                            843,525           3,160,457
      Utilities                                                          637,141           1,462,370
      Janitorial and cleaning                                            572,299           1,151,375
      General and administrative                                         446,733             937,249
      Security                                                            86,347             167,594
      Insurance                                                           66,775             127,813
                                                                   --------------   -----------------

                                                                       3,702,820           8,996,785
                                                                   --------------   -----------------

 Excess of revenues over specific operating expenses               $   1,950,774    $      3,456,951
                                                                   ==============   =================




    The accompanying notes are an integral part of the financial statement.

Civic Opera House
(20 North Wacker)
Chicago, Illinois

Notes to Statements of Excess of Revenues
Over Specific Operating Expenses

1.   Organization and Significant Accounting Policies

     Description of Properties

     The Civic Opera House (the "Property") is located at 20 North Wacker in Chicago, Illinois and consists of 871,563 (unaudited) square feet of office space. Beacon Properties Corporation intends to acquire the entire fee interest in this Property.

     Rental Revenues

     Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent and amounts to approximately $168,000 and $384,000 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

     Risks and Uncertainties

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.   Basis of Accounting

     The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.


3.   Description of Leasing Arrangements

     The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

         1997                                                  $11,556,000
         1998                                                   11,929,000
         1999                                                   11,165,000
         2000                                                    9,475,000
         2001                                                    8,225,000
         Thereafter                                             28,600,000

Report of Independent Accountants


To the Board of Directors and Stockholders of Beacon Properties Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of 200 W. Adams (the "Property") located in Chicago, Illinois for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of 200 W. Adams located in Chicago, Illinois for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                                 /s/ Coopers & Lybrand L.L.P.

Chicago, Illinois
September 5, 1997

200 W. Adams
Chicago, Illinois

Statements of Excess of Revenues Over Specific Operating Expenses

                                                            For the Six      For the Year
                                                           Months Ended         Ended
                                                           June 30, 1997     December 31,
                                                             (unaudited)          1996
 Revenues:
      Base rent                                          $    5,543,419    $   10,466,993
      Recoveries from tenants                                 1,164,900         2,646,523
      Other income                                               38,066            67,580
                                                         ---------------   ---------------

                                                              6,746,385        13,181,096
                                                         ---------------   ---------------

 Specific operating expenses (Note 2):
      Utilities                                                 231,500           591,666
      Janitorial land cleaning                                  443,203           863,738
      Security                                                  100,549           218,063
      General and administrative                                148,261           339,363
      Repairs and maintenance                                   318,878           581,577
      Insurance                                                  55,392           112,811
      Property taxes                                          1,971,362         3,538,888
      Landscaping                                                 4,970            24,885
                                                         ---------------   ---------------

                                                              3,274,115         6,270,991
                                                         ---------------   ---------------

 Excess of revenues over specific operating expenses     $    3,472,270    $    6,910,105
                                                         ===============   ===============

    The accompanying notes are an integral part of the financial statement.

200 W. Adams
Chicago, Illinois

Notes to Statements of Excess of Revenues
Over Specific Operating Expenses

1.       Organization and Significant Accounting Policies

         Description of Properties

         200 W. Adams (the "Property") is a 649,212 (unaudited) square foot office complex located in Chicago, Illinois. Beacon Properties Corporation intends to acquire the entire fee interest in this Property.

         Rental Revenues

         Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent and amounted to approximately $97,500 and $195,000 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

         Risks and Uncertainties

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       Basis of Accounting

         The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.

3.       Description of Leasing Arrangements

         The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

                     1997                 $ 10,268,575
                     1998                    8,840,483
                     1999                    7,407,512
                     2000                    6,030,448
                     2001                    5,445,315
                     Thereafter             12,421,388

         As of December 31, 1996, one type of tenant (government) occupied approximately 35% of leaseable square feet and represented approximately 50% of total base revenues.

                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of June 30, 1997, is presented as if the Sunnyvale Business Center, Riverside, 150 California, Civic Opera Building, 200 West Adams, Media Center and Lakeside properties were acquired on June 30, 1997.

     The pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and six months ended June 30, 1997 are presented as if the acquisition of the Properties acquired from January 1, 1996 to October 20, 1997 (as more fully described below), the closing of the MetLife Mortgage loan, the Company's common stock offerings from January 1996 to April 1997 (as more fully described below) and the Company's 8.96% Series A Cumulative Redeemable Preferred Stock Offering at $25.00 per share had occurred as of January 1, 1996. Furthermore, the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

     In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

Acquisitions included in pro forma:

                                                                     Rentable           Year Built/        Date of
Property Name                                                         Sq Ft              Renovated       Acquisition
-------------                                                         -----              ---------       -----------

1996 Acquisitions
-----------------------------------------------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                                        3,302,000            1970-1989        02/15/96
-----------------------------------------------------------------------------------------------------------------------------
New York Life Portfolio, Chicago, IL and Washington, D.C.            1,012,000            1984-1986        08/16/96
-----------------------------------------------------------------------------------------------------------------------------
Fairfax County Portfolio, McLean, VA and Herndon, VA                   550,000            1981-1988        09/05/96
-----------------------------------------------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA                                666,000            1974-1980        10/18/96
-----------------------------------------------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA                             817,000            1970-1985        11/15/96
-----------------------------------------------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                                        263,000            1985-1986        11/21/96
-----------------------------------------------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA                                 544,000            1971-1992        11/21/96
-----------------------------------------------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA                           727,000            1985-1991        12/20/96
-----------------------------------------------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA                           400,000                 1981        12/20/96
-----------------------------------------------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                                          791,000            1980-1982        12/27/96
-----------------------------------------------------------------------------------------------------------------------------


Property Name                                                       Seller
-------------                                                       ------
1996 Acquisitions
---------------------------------------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                                       Metropolitan Life Insurance Company
---------------------------------------------------------------------------------------------------------------------
New York Life Portfolio, Chicago, IL and Washington, D.C.           New York Life Insurance Company
---------------------------------------------------------------------------------------------------------------------
Fairfax County Portfolio, McLean, VA and Herndon, VA                Greensboro Associates, John Marshall
                                                                    Associates Limited Partnership Woodldland-
                                                                    Northridge I Limit Partnership
---------------------------------------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA                             LaSalle Fund II
---------------------------------------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA                          New England Executive Park Limited
                                                                    Partnership, et al
---------------------------------------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                                     Riverview Building Combined Limited Partnership
---------------------------------------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA                              10960 Property Corporation
---------------------------------------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA                        Teachers Insurance and Annuity Association (TIAA)
---------------------------------------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA                        Teachers Insurance and Annuity Association (TIAA)
---------------------------------------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                                       Metropolitan Life Insurance Company
---------------------------------------------------------------------------------------------------------------------


                                                                             Purchase Price (in thousands)
                                                                  ----------------------------------------------------------
Property Name                                                        Cash         Debt            O.P.Units         Total
-------------                                                        ----         ----            ---------         -----
1996 Acquisitions
----------------------------------------------------------------------------------------------------------------------------
Perimeter Center, Atlanta, GA                                       $322,200                        $13,800        $336,000
----------------------------------------------------------------------------------------------------------------------------
New York Life Portfolio, Chicago, IL and Washington, D.C.           $150,000                                       $150,000
----------------------------------------------------------------------------------------------------------------------------
Fairfax County Portfolio, McLean, VA and Herndon, VA                             $ 55,400           $21, 600        $77,000
----------------------------------------------------------------------------------------------------------------------------
Rosslyn Virginia Portfolio, Rosslyn, VA                              $99,050                                        $99,050
----------------------------------------------------------------------------------------------------------------------------
New England Executive Park, Burlington, MA                           $75,000                                        $75,000
----------------------------------------------------------------------------------------------------------------------------
245 First Street, Cambridge, MA                                      $45,000                                        $45,000
----------------------------------------------------------------------------------------------------------------------------
10960 Wilshire Boulevard, Westwood, CA                              $133,000                                       $133,000
----------------------------------------------------------------------------------------------------------------------------
Shoreline Technology Park, Mountain View, CA                        $139,080                                       $139,080
----------------------------------------------------------------------------------------------------------------------------
Lake Marriott Business Park, Santa Clara, CA                         $43,920                                        $43,920
----------------------------------------------------------------------------------------------------------------------------
Presidents Plaza, Chicago, IL                                        $38,000                        $39,000         $77,000
----------------------------------------------------------------------------------------------------------------------------


                                                                      Rentable   Year Built/      Date of
Property Name                                                          Sq Ft      Renovated     Acquisition
-------------                                                          -----      ---------     -----------
1997 Acquisitions
-----------------------------------------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA                                 531,000      1970          4/23/97
-----------------------------------------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA                                     409,000    1988-1990       4/30/97
-----------------------------------------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL                          1,106,000    1985-1996       5/23/97
-----------------------------------------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                                           (1)          (1)          5/13/97
-----------------------------------------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                                        929,545      1966           6/4/97
-----------------------------------------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA                               175,000      1990           7/1/97
-----------------------------------------------------------------------------------------------------------------------------
Riverside, Newton, MA                                                   (2)          (2)          8/21/97
-----------------------------------------------------------------------------------------------------------------------------
150 California,  San Francisco, CA                                      (3)          (3)          9/25/97
-----------------------------------------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                                          (4)          (4)          9/29/97
-----------------------------------------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL                                      824,000      1994          10/1/97
-----------------------------------------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                                            677,000      1985          10/8/97
-----------------------------------------------------------------------------------------------------------------------------
Lakeside, Atlanta, GA                                                  391,000    1972-1978       10/20/97
-----------------------------------------------------------------------------------------------------------------------------


Property Name                                                       Seller
-------------                                                       ------
1997 Acquisitions
----------------------------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA                              10880 Property Corporation
----------------------------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA                                  Joshua Realty Corporation
----------------------------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL                         Westbrook Corporate Center Associates,
                                                                    Westbrook Corporate Center IV Associates
                                                                    Limited Partnership Westbrook Corporate
                                                                    Center V Associates Limited Partnership
----------------------------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                                       Hewlett-Packard Company
----------------------------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                                     Hexalon Real Estate, Inc.
----------------------------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA                            O.M. Sunnyvale Associates, L.P.
----------------------------------------------------------------------------------------------------------------
Riverside, Newton, MA                                               Cabot, Cabot & Forbes of New England, Inc.
----------------------------------------------------------------------------------------------------------------
150 California,  San Francisco, CA                                  CalProp, Inc.
----------------------------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                                      City of Burbank, Ishverbhai Patel, Patel
                                                                    Charitable Remainder Unitrust and Burbank
                                                                    Holdings, Inc.
----------------------------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL                                   Windy Point LLC and Range Line LLC
----------------------------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                                         Adams Family LLC
----------------------------------------------------------------------------------------------------------------
Lakeside, Atlanta, GA                                               Mutual Life Insurance Company of New York
----------------------------------------------------------------------------------------------------------------

                                                                                    Purchase Price (in thousands)
                                                                    ---------------------------------------------------------------
Property Name                                                               Cash            Debt         O.P.Units         Total
-------------                                                               ----            ----         ---------         -----
1997 Acquisitions
-----------------------------------------------------------------------------------------------------------------------------------
10880 Wilshire Boulevard, Westwood, CA                                      $99,800                                        $99,800
-----------------------------------------------------------------------------------------------------------------------------------
Centerpointe I and II, Fairfax, VA                                          $25,000         $30,000                        $55,000
-----------------------------------------------------------------------------------------------------------------------------------
Westbrook Corporate Center, Westchester, IL                                 $42,700        $106,000         $33,400       $182,100
-----------------------------------------------------------------------------------------------------------------------------------
175 Wyman Street, Waltham, MA                                               $24,000                                        $24,000
-----------------------------------------------------------------------------------------------------------------------------------
225 Franklin Street, Boston, MA                                            $280,000                                       $280,000
-----------------------------------------------------------------------------------------------------------------------------------
Sunnyvale Business Center, Sunnyvale, CA                                    $33,800                                        $33,800
-----------------------------------------------------------------------------------------------------------------------------------
Riverside, Newton, MA                                                       $32,500                                        $32,500
-----------------------------------------------------------------------------------------------------------------------------------
150 California,  San Francisco, CA                                          $10,600                                        $10,600
-----------------------------------------------------------------------------------------------------------------------------------
Media Center , Los Angeles, CA                                              $18,850                                        $18,850
-----------------------------------------------------------------------------------------------------------------------------------
Civic Opera Building, Chicago, IL                                           $21,136         $31,773         $6,701         $59,610
-----------------------------------------------------------------------------------------------------------------------------------
200 West Adams, Chicago, IL                                                 $72,175                                        $72,175
-----------------------------------------------------------------------------------------------------------------------------------
Lakeside, Atlanta, GA                                                       $38,000                                        $38,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) 175 Wyman Street consists of a vacant 335,000 square foot office/research and development complex and 26.7 acres of land suitable for development. The Company plans to redevelop the property into 400,000 square feet of class A office space.

(2) The Riverside investment consists of a mortgage loan receivable from Riverside Project LLC in the amount of $26,000 which bears interest at 9% and is due upon sale along with 50% of any excess sale proceeds. In addition, loans bearing interest at 7% in the amount of $3,250 each are due from Beacon Property Management Corporation and Beacon Design Corporation, the proceeds of which were used by these entities to capitalize Riverside Project LLC.

(3) 150 California land consists of a parcel of land on which the Company plans to develop a 207,000 square foot class A office property.

(4) Media Center consists of a parcel of land on which the Company plans to develop a 585,000 square feet of class A office space.


Common and Preferred Stock Offerings included in pro forma:

                                                                     Price Per             Gross           Net
             Year      Month             Shares        Type            Share              Proceeds       Proceeds
             ----      -----             ------        ----            -----              --------       --------
                                                                                        (in thousands)
             1996      March            7,036,000     Common           $26.25             $184,695       $173,800
             1996     August            5,750,000     Common            25.75              148,063        139,400
             1996    November          13,723,000     Common            30.75              421,982        398,900
             1996    December           1,132,400     Common            33.465             37,896          37,800
             1997      April            7,000,000     Common            32.125             224,875        212,722
             1997      June             8,000,000   Preferred           25.00              200,000        193,350

                          BEACON PROPERTIES CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 1997
                                   (Unaudited)

                                                                                         Pro Forma Adjustments
                                                           -------------------------------------------------------------------------
                                              Beacon
                                            Properties        Sunnyvale
                                            Corporation       Business                                                 Civic Opera
                                            Historical         Center         Riverside (A)      150 California (B)      Building
                                            ----------         ------         -------------      ------------------   -------------
                                                                          (dollars in thousands)
                 ASSETS

Real estate, net                            $2,173,928           $33,800                                $10,600            $59,610
Deferred financing and leasing costs, net       16,751
Cash and cash equivalents                       54,235           (32,800)          ($1,500)
Mortgages and notes receivable                  51,507                              32,500
Other assets                                    38,655            (1,000)
Investments in and advance
   to joint ventures and corporations           51,345
                                            -----------       -----------     -------------      --------------        -----------

      Total assets                          $2,386,421                             $31,000             $10,600            $59,610
                                            ===========       ===========     =============      ==============        ===========

   LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                        $587,503                                                                    $31,773(C)
Note payable, Credit Facility                  149,000                             $31,000             $10,600             21,136
Other liabilities                               66,973
Investment in joint venture                     24,458
                                            -----------       -----------     -------------      --------------        -----------

      Total liabilities                        827,934                              31,000              10,600             52,909

Minority interest in Operating Partnership     143,055                                                                      6,701(D)
Stockholders' equity                         1,415,432
                                            -----------       -----------     -------------      --------------        -----------

      Total liabilities and stockholders'
         equity                             $2,386,421                             $31,000             $10,600            $59,610
                                            ===========       ===========     =============      ==============        ===========

                                                               Pro Forma Adjustments
                                           ----------------------------------------------------------


                                                 200 West              Media                                     Pro Forma
                                                  Adams              Center (E)            Lakeside             Consolidated
                                                  -----              ----------            --------             ------------
                                                                          (dollars in thousands)
                 ASSETS

Real estate, net                                  $72,175              $18,850               $38,000              $2,406,963
Deferred financing and leasing costs, net                                                                             16,751
Cash and cash equivalents                                                                                             19,935
Mortgages and notes receivable                                                                                        84,007
Other assets                                                                                                          37,655
Investments in and advance
   to joint ventures and corporations                                                                                 51,345
                                                 ---------          -----------            ----------            ------------

      Total assets                                $72,175              $18,850               $38,000              $2,616,656
                                                 =========          ===========            ==========            ============

   LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage notes payable                                                                                              $619,276
Note payable, Credit Facility                     $72,175              $18,850               $38,000                 340,761
Other liabilities                                                                                                     66,973
Investment in joint venture                                                                                           24,458
                                                 ---------          -----------            ----------            ------------

      Total liabilities                            72,175               18,850                38,000               1,051,468

Minority interest in Operating Partnership                                                                           149,756
Stockholders' equity                                                                                               1,415,432
                                                 ---------          -----------            ----------            ------------

      Total liabilities and stockholders
         equity                                   $72,175              $18,850               $38,000              $2,616,656
                                                 =========          ===========            ==========            ============

 (A) The Riverside investment consists of a mortgage loan receivable from Riverside Project LLC in the amount of $26,000 which bears interest at 9% and is due upon sale along with 50% of any excess sale proceeds. In addition, loans bearing interest at 7% in the amount of $3,250 each are due from Beacon Property Management Corporation and Beacon Design Corporation, the proceeds of which were used by these entities to capitalize Riverside Project LLC.

 (B) 150 California consists of a parcel of land on which the Company plans to develop a 207,000 square foot class A office property.

 (C) The mortgage debt has an interest rate of 7.37% and requires monthly principal and interest payments based on a 25 year amortization schedule. The mortgage matures March 15, 2000 but maybe extended until March 15, 2003 based on compliance with certain covenant requirements.

 (D) The seller of Civic Opera Building was issued $6,701 of Operating Partnership Units consisting of 156,756 units valued at $42.745 each.

 (E) Media Center consists of a parcel of land on which the Company plans to develop a 585,000 square feet of class A office space.

                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)

                                                            Beacon                                         October &
                                                          Properties                   New York Life       November
                                                          Corporation    Perimeter    and Fairfax Va.        1996
                                                          Historical     Center (A)   Portfolios (B)   Acquisitions (G)
                                                         ------------   -----------  ----------------  ----------------
                                                      (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                                         $147,825        $6,420           19,098           38,886
       Management fees                                          3,005
       Recoveries from tenants                                 16,719           304            3,788            3,674
       Mortgage interest income                                 4,970
       Other income                                            11,272           208              845            3,012
                                                         -------------  ------------   -------------     -------------

              Total revenue                                   183,791         6,932           23,731           45,572
                                                         -------------  ------------   -------------     -------------

Expenses:
       Property expenses                                       37,211         1,562            4,875           11,716
       Real estate taxes                                       18,124           591            1,708            3,991
       General and administrative                              19,331           378              812            1,700
       Mortgage interest expense                               30,300         1,895 (C)        2,954 (F)
       Interest - amortization of financing costs               2,084            15 (D)
       Depreciation and amortization                           33,184         1,196 (E)        4,374 (E)        9,105 (E)
                                                         -------------  ------------   -------------     -------------

              Total expenses                                  140,234         5,637           14,723           26,512
                                                         -------------  ------------   -------------     -------------

Income from operations                                         43,557         1,295            9,008           19,060

Equity in net income of joint ventures and corporation          4,989
                                                         -------------  ------------   -------------     -------------

Income from continuing operations                              48,546         1,295            9,008           19,060
Discontinued operations:
Loss from operations - Construction Company                    (2,609)
Loss on sale - Construction Company                              (249)
Gain on sale - Westlakes Office Park
                                                         -------------  ------------   -------------     -------------

Income  before minority interest                               45,688         1,295            9,008           19,060

Minority interest in Operating Partnership                     (5,988)
                                                         -------------  ------------   -------------     -------------

Income before extraordinary items                             $39,700        $1,295           $9,008          $19,060

Series A Preferred dividends
                                                         -------------  ------------   -------------     -------------

Net income available for common shares
       before extraordinary items                             $39,700        $1,295           $9,008          $19,060
                                                         =============  ============   =============     =============


Common shares outstanding
Net income per common share

(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is  88.07%

                                                                                  Properties
                                                                 December           Acquired         Westlakes
                                                                   1996              as of          Office Park
                                                              Acquisitions (H)   June 30, 1997 (I)    Sale (K)
                                                              ----------------   -----------------  -----------
                                                      (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                                              26,858               66,093          ($8,422)
       Management fees
       Recoveries from tenants                                     6,099                7,991           (1,020)
       Mortgage interest income
       Other income                                                  470                2,771           (1,293)
                                                              -----------        -------------      -----------

              Total revenue                                       33,427               76,855          (10,735)
                                                              -----------        -------------      -----------

Expenses:
       Property expenses                                           4,509               14,299           (2,588)
       Real estate taxes                                           5,036                8,499             (626)
       General and administrative                                  1,250                1,952             (471)
       Mortgage interest expense                                                       10,380 (J)
       Interest - amortization of financing costs
       Depreciation and amortization                               6,555 (E)           18,913 (E)       (2,458)
                                                              -----------        -------------      -----------

              Total expenses                                      17,350               54,043           (6,143)
                                                              -----------        -------------      -----------

Income from operations                                            16,077               22,812           (4,592)

Equity in net income of joint ventures and corporation
                                                              -----------        -------------      -----------

Income from continuing operations                                 16,077               22,812           (4,592)
Discontinued operations:
Loss from operations - Construction Company
Loss on sale - Construction Company
Gain on sale - Westlakes Office Park                                                                    16,505
                                                              -----------        -------------      -----------

Income  before minority interest                                  16,077               22,812           11,913

Minority interest in Operating Partnership
                                                              -----------        -------------      -----------

Income before extraordinary items                                $16,077              $22,812          $11,913

Series A Preferred dividends
                                                              -----------        -------------      -----------

Net income available for common shares
       before extraordinary items                                $16,077              $22,812          $11,913
                                                              ===========        =============      ===========


Common shares outstanding
Net income per common share

(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is  88.07%

                                                           Properties
                                                            Acquired
                                                             After          Pro Forma        Pro Forma
                                                        June 30, 1997 (L)  Adjustments      Consolidated
                                                        -----------------  -----------      ------------
Revenue:
       Rental income                                         $28,548                           $325,306
       Management fees                                                                            3,005
       Recoveries from tenants                                 4,645                             42,200
       Mortgage interest income                                                 3,406 (M)         8,376
       Other income                                              666                             17,951
                                                         ------------      -----------      ------------

              Total revenue                                   33,859            3,406           396,838
                                                         ------------      -----------      ------------

Expenses:
       Property expenses                                      10,258                             81,841
       Real estate taxes                                       6,088                             43,411
       General and administrative                              1,797                             26,750
       Mortgage interest expense                                               21,452 (N)        66,981
       Interest - amortization of financing costs                                                 2,099
       Depreciation and amortization                           6,108 (E)                         76,976
                                                          -----------       ----------      ------------

              Total expenses                                  24,251           21,452           298,058
                                                          -----------       ----------      ------------

Income from operations                                         9,608          (18,046)           98,780

Equity in net income of joint ventures and corporation                           (450) (O)        4,539 (1)
                                                          -----------       ----------      ------------

Income from continuing operations                              9,608          (18,497)          103,319
Discontinued operations:
Loss from operations - Construction Company                                                      (2,609)
Loss on sale - Construction Company                                                                (249)
Gain on sale - Westlakes Office Park                                                             16,505
                                                          -----------       ----------      ------------

Income  before minority interest                               9,608          (18,497)          116,966

Minority interest in Operating Partnership                                     (5,822) (P)      (11,810)
                                                          -----------       ----------      ------------

Income before extraordinary items                             $9,608         ($24,319)         $105,155 (2)

Series A Preferred dividends                                                  (17,960) (Q)      (17,960)
                                                          -----------       ----------      ------------

Net income available for common shares
       before extraordinary items                             $9,608         ($42,279)          $87,195
                                                          ===========       ==========      ============


Common shares outstanding                                                                    55,375,143
Net income per common share                                                                       $1.57


(1)    Includes depreciation and amortization of $4,033
(2)    Company share of Operating Partnership is 88.07%

See accompanying notes to pro forma condensed consolidated statement of operations.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)



(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

       Rental income- historical                                  $6,128
       Pro forma straight-line rent adjustment                       292
                                                                 --------

       Pro forma rental income                                    $6,420
                                                                 ========

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for the periods ended September 4, 1996 and August 15, 1996, respectively.


                                                            Fairfax        New York
                                                            County           Life
                                                           Portfolio       Portfolio          Total
                                                        ----------------------------------------------
Revenue:
       Rental income-historical                               $7,284          $11,048         $18,332
       Pro forma straight-line rent adjustment                   377              389             766
                                                        ----------------------------------------------
       Pro forma rental income                                 7,661           11,437          19,098
       Management fees
       Recoveries from tenants                                   542            3,247           3,788
       Mortgage interest income
       Other income                                               72              773             845
                                                        ----------------------------------------------

         Total revenue                                         8,274           15,457          23,731
                                                        ----------------------------------------------

Expenses:
       Property expenses                                       1,581            3,294           4,875
       Real estate taxes                                         364            1,345           1,708
       General and administrative                                 80              732             812
       Mortgage interest expense (F)                           2,954                            2,954
       Interest - amortization of financing costs
       Depreciation and amortization (E)                       1,568            2,806           4,374
                                                        ----------------------------------------------

        Total expenses                                         6,546            8,177          14,723
                                                        ----------------------------------------------

Income from operations                                        $1,728           $7,280          $9,008
                                                        ==============================================

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)



(E) Detail of depreciation expense by property is presented as follows:

                                                Basis        Life         Depreciation
                                                -----        ----         ------------
   Perimeter Center                            $287,130     30 yrs                $1,196
                                                                        =================


   Fairfax County Portfolio                      69,300     30 yrs                $1,568
   The New York Life Portfolio                  135,000     30 yrs                 2,806
                                                                        -----------------

                                                                                  $4,374
                                                                        =================

   October & November 1996 Acquisitions:
   ------------------------------------
   Rosslyn, Virginia Portfolio                   89,145     30 yrs                $2,352
   New England Executive Park                    67,500     30 yrs                 1,969
   245 First Street                              40,500     30 yrs                 1,209
   10960 Wilshire Boulevard                     119,700     30 yrs                 3,574
                                                                        -----------------

                                                                                  $9,105
                                                                        =================

   December 1996 Acquisitions:
   --------------------------
   Lake Marriott Business Park                   31,110     30 yrs                $1,008
   Shoreline Technology Park                    100,650     30 yrs                 3,263
   Presidents Plaza                              69,250     30 yrs                 2,284
                                                                        -----------------

                                                                                  $6,555
                                                                        =================

   1997 acquisitions as of June 30, 1997
   -------------------------------------
   10880 Wilshire Boulevard                     102,000     30 yrs                $3,400
   Centerpointe                                  49,500     30 yrs                 1,650
   Westbrook Corporate Center                   163,890     30 yrs                 5,463
   225 Franklin Street                          252,000     30 yrs                 8,400
                                                                        -----------------

                                                                                 $18,913
                                                                        =================


   Properties acquired
   -------------------
   after June 30, 1997:
   -------------------
   Sunnyvale Business Center                     30,420     30 yrs                $1,014
   Civic Opera Building                          53,649     30 yrs                 1,788
   200 West Adams                                64,958     30 yrs                 2,165
   Lakeside                                      34,200     30 yrs                 1,140
                                                                        -----------------

                                                                                  $6,108
                                                                        =================



(F) Fairfax County Portfolio interest expense on debt assumed for period prior to acquisition:

                             Principal               Rate              Expense
                             ---------               ----              -------
     John Marshall              $21,068               8.38%             $1,197

     EJ Randolph (1)             18,016               7.78%                951

     Northridge                  16,306               7.28%                806
                            ------------                              --------

                                $55,390                                 $2,954
                            ============                            ===========

(1) Paid off by Credit Facility proceeds at closing.

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)

(G) Results of operations of the Rosslyn, Virginia Portfolio, New England Executive Park, 245 First Street and 10960 Wilshire Boulevard for the period prior acquisition.

                                                     Rosslyn          New England                        10960
                                                     Virginia          Executive                        Wilshire
                                                     Portfolio            Park     245 First St.          Blvd.          Total
                                                  -------------------------------------------------------------------------------
Revenue:
       Rental income- historical                        $11,640          $11,766          $4,552          $9,650         $37,607
       Pro forma straight-line rent adjustment              361              283             510             124           1,278
                                                  -------------------------------------------------------------------------------
       Pro forma rental income                           12,001           12,049           5,062           9,774          38,885
       Management fees
       Recoveries from tenants                              528            1,113           1,776             257           3,674
       Mortgage interest income
       Other income                                      $1,066                              533           1,413           3,012
                                                  -------------------------------------------------------------------------------

         Total revenue                                   13,595           13,162           7,371          11,444          45,571
                                                  -------------------------------------------------------------------------------

Expenses:
       Property expenses                                  2,611            4,958           1,020           3,126          11,716
       Real estate taxes                                    747            1,421             913             910           3,991
       General and administrative                           575              471              81             572           1,700
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                  2,352            1,969           1,209           3,574           9,105
                                                  -------------------------------------------------------------------------------

        Total expenses                                    6,286            8,819           3,223           8,183          26,512
                                                  -------------------------------------------------------------------------------

Income from operations                                    7,308            4,342           4,148           3,261          19,059
                                                  ===============================================================================


(H) Results of operations of Lake Marriott Business Park, Shoreline Technology Park and Presidents Plaza for the period prior to acquisition.


                                                         Shoreline     Lake Marriott
                                                        Technology        Business       Presidents
                                                           Park             Park            Plaza           Total
                                                    ---------------------------------------------------------------
Revenue:
       Rental income-historical                           $12,942           $3,824          $9,244          26,009
       Pro forma straight-line rent adjustment                                 237             611             848
                                                    ---------------------------------------------------------------
       Pro forma rental income                             12,942            4,061           9,855          26,857

       Management fees
       Recoveries from tenants                              1,068              996           4,035           6,099
       Mortgage interest income
          Other income                                                                         470             470
                                                    ---------------------------------------------------------------

         Total revenue                                     14,010            5,057          14,359          33,426
                                                    ---------------------------------------------------------------

Expenses:
       Property expenses                                      105              718           3,685           4,509
       Real estate taxes                                    1,068              395           3,572           5,036
       General and administrative                              71                8           1,171           1,250
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (E)                    3,263            1,008           2,284           6,555
                                                    ---------------------------------------------------------------

        Total expenses                                      4,508            2,130          10,712          17,350
                                                    ---------------------------------------------------------------

Income from operations                                      9,503            2,927           3,647          16,077
                                                    ===============================================================

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)


(I)   Results of operations of 10880 Wilshire Boulevard,
      Centerpointe and Westbrook Corporate Center, 225 Franklin
      Street for the year 1996.

                                                        10880                            Westbrook          225
                                                       Wilshire                          Corporate        Franklin
                                                       Boulevard     Centerpointe          Center          Street          Total
                                                  ---------------------------------------------------------------------------------
Revenue:
       Rental income-historical                            $8,687           $7,293         $21,029         $24,172         $61,181
       Pro forma straight-line rent adjustment                399              300           2,778           1,435           4,912
                                                  ---------------------------------------------------------------------------------
       Pro forma rental income                              9,086            7,593          23,807          25,607          66,093

       Management fees
       Recoveries from tenants                                 80              578           1,806           5,527           7,991
       Mortgage interest income
       Other income                                         1,306               99             136           1,230           2,771
                                                  ---------------------------------------------------------------------------------

         Total revenue                                     10,472            8,270          25,749          32,364          76,855
                                                  ---------------------------------------------------------------------------------
Expenses:
       Property expenses                                    3,066            1,740           4,400           5,093          14,299
       Real estate taxes                                    1,043              497           3,113           3,846           8,499
       General and administrative                             720              180             208             844           1,952
       Mortgage interest expense (J)                                         1,914           8,466                          10,380
       Interest - amortization of financing costs
       Depreciation and amortization (E)                    3,400            1,650           5,463           8,400          18,913
                                                  ---------------------------------------------------------------------------------

        Total expenses                                      8,229            5,981          21,650          18,183          54,043
                                                  ---------------------------------------------------------------------------------

Income from operations                                     $2,243           $2,289          $4,099         $14,181         $22,812
                                                  =================================================================================

(J) Interest expense in mortgage debt assumed:

    Centerpointe - historical 1996 expense.

    Westbrook Corporate Center - based on a principal balance of $106,000 with interest at 8%.

(K) Historical results of operations of Westlakes Office Park

(L) Results of operations of Sunnyvale Business Center, Civic Opera Building, 200 West Adams and Lakeside for the year 1996.

                                                       Sunnyvale         Civic             200
                                                       Business          Opera            West
                                                        Center          Building          Adams         Lakeside          Total
                                                 ---------------------------------------------------------------------------------
Revenue:
       Rental income-historical                           $3,209          $10,358         $10,467          $4,408         $28,442
       Pro forma straight-line rent adjustment                                 69             (68)            105             106
                                                 ---------------------------------------------------------------------------------
       Pro forma rental income                             3,209           10,427          10,399           4,513          28,548

       Management fees
       Recoveries from tenants                               212            1,545           2,647             241           4,645
       Mortgage interest income
          Other income                                        12              551              67              36             666
                                                 ---------------------------------------------------------------------------------

         Total revenue                                     3,433           12,523          13,113           4,790          33,859
                                                 ---------------------------------------------------------------------------------

Expenses:
       Property expenses                                                    6,070           2,393           1,795          10,258
       Real estate taxes                                     201            1,990           3,539             358           6,088
       General and administrative                             59              937             339             462           1,797
       Mortgage interest expense (J)
       Interest - amortization of financing costs
       Depreciation and amortization (E)                   1,014            1,788           2,165           1,140           6,108
                                                 ---------------------------------------------------------------------------------

        Total expenses                                     1,274           10,785           8,436           3,755          24,251
                                                 ---------------------------------------------------------------------------------

Income from operations                                    $2,159           $1,738          $4,677          $1,035          $9,608
                                                 =================================================================================

                          BEACON PROPERTIES CORPORATION
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)




(M) Interest income related to the acquisition of the Rowes Wharf mortgage               $  611
                                                                               ----------------
    Interest income on Riverside notes receivable:
    Interest income - note receivable from Riverside Project LLC ($26,000 * 9%)           2,340
    Interest income - note receivable from Beacon Design Corp. ($3,250 * 7%)                228
    Interest income - note receivable from Beacon Property Management Corp.
    ($3,250 * 7%)                                                                           228
                                                                               ----------------
    Total                                                                                 2,796
                                                                               ----------------
    Grand total                                                                          $3,406
                                                                               ================

(N) Credit facility interest expense:

     Credit Facility balance per pro forma balance sheet                               $340,761
     Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

     Development projects owned or underdevelopment as of June 30, 1997:
               Crosby Phase II                                                           (2,957)
               175 Wyman Street                                                         (24,000)

     Development projects acquired after June 30, 1997:
               150 California                                                           (10,600)
               Media Center                                                             (18,850)
                                                                               ----------------
     Adjusted pro forma Credit Facility balance                                         284,354

     Average Credit Facility rate through December 31, 1996                                7.78%
                                                                               ----------------

     Pro Forma Credit Facility interest expense full year                                22,123
     Less historical  1996  Credit Facility interest expense                              3,294
                                                                               ----------------

     Pro Forma Credit Facility adjustment                                                18,829
                                                                               ----------------

     Mortgage Interest:
     Pro forma mortgage interest on Centerpointe full year based on principal
     balance of $30,000 with interest at 7.32%                                            2,196
     Less: Historical 1996 interest expense                                               1,914
                                                                               ----------------
                                                                                            282
                                                                               ----------------

     Mortgage Interest:
     Pro forma mortgage interest on Civic Opera Building full year based on
     principal balance of $31,773 with interest at 7.37%                                  2,342
                                                                               ----------------

     Grand total                                                                        $21,452
                                                                               ================

(0)  Adjustment to equity in net income of corporations as a result of
     Riverside notes:
     Beacon Design Corp. note payable ($3,250 * 7%)                                       ($228)
     Beacon Property Management Corp. note payable ($3,250 * 7%)                           (228)
                                                                               ----------------
     Total interest expense adjustment                                                     (455)
     Company ownership % of entities                                                      98.99%
                                                                               ----------------
     Adjustment to equity in net income of corporations                                   ($450)
                                                                               ================


 (P) Reflects decrease for minority interest (%) in Operating Partnership.                11.93%

 (Q) Series A preferred dividends based on 8,000,000 shares with a $25.00 per share redemption price at 8.98%.


                          BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1997
                                   (Unaudited)


                                             Beacon           Properties                    Properties
                                           Properties          Acquired        Westlakes      Acquired
                                           Corporation          as of         Office Park      After         Pro Forma   Pro Forma
                                           Historical      June 30, 1997(A)    Sale (B)    June 30, 1997(C) Adjustments Consolidated
                                           -----------    -----------------    --------    ---------------- ----------- ------------
                                                 (dollars in thousands except per share amounts and shares outstanding)
Revenue:
       Rental income                         $134,688          $29,151          (3,087)       14,482                     $175,234
       Management fees                          1,579                                                                       1,579
       Recoveries from tenants                 17,598            2,964            (408)        1,982                       22,136
       Mortgage interest income                 2,759                                                        1,398(E)       4,157
       Other income                             6,129              269            (415)          212                        6,195
                                           ----------- ----------------   -------------   -----------    ----------   ------------

              Total revenue                   162,753           32,383          (3,910)       16,676         1,398        209,300
                                           ----------- ----------------   -------------   -----------    ----------   ------------

Expenses:
       Property expenses                       31,316            5,943            (858)        4,321                       40,722
       Real estate taxes                       17,480            3,719            (229)        3,308                       24,278
       General and administrative              17,711              461            (276)          934                       18,830
       Mortgage interest expense               22,663            4,065                                       6,560(F)      33,289
       Interest - amortization of financing
        costs                                     737                                                                         737
       Depreciation and amortization           31,823            7,351(D)       (2,049)        3,054  (D)                  40,179
                                           ----------- ----------------   -------------   -----------    ----------   ------------

              Total expenses                  121,730           21,540          (3,412)       11,617         6,560        158,035
                                           ----------- ----------------   -------------   -----------    ----------   ------------

Income from operations                         41,023           10,844            (498)        5,059        (5,163)        51,265

Equity in net income of joint ventures and
  corporations                                  3,300                                                         (225)(G)      3,075(1)
                                           ----------- ----------------   -------------   -----------    ----------   ------------

Income from continuing operations              44,323           10,844            (498)        5,059        (5,388)        54,340
Discontinued operations :
Loss from operations - Construction Company    (1,473)                                                                     (1,473)
                                           ----------- ----------------   -------------   -----------    ----------   ------------

Income  before minority interest               42,850           10,844            (498)        5,059        (5,388)        52,867

Minority interest in Operating Partnership     (6,679)                                                       1,444(H)      (5,235)
                                           ----------- ----------------   -------------   -----------    ----------   ------------

Income before extraordinary items              36,171           10,844            (498)        5,059        (3,944)        47,632(2)

Series A Preferred dividends                     (898)                                                      (8,082)(I)     (8,980)
                                           ----------- ----------------   -------------   -----------    ----------   ------------

Net income available for common shares
       before extraordinary items             $35,273          $10,844           ($498)       $5,059      ($12,026)       $38,652
                                           =========== ================   =============   ===========    ==========   ============


Common shares outstanding                                                                                              55,375,143
Net income per common share                                                                                                 $0.70


(1)    Includes Depreciation and amortization of $2,076



(2)    Company share of Operating Partnership is 88.07%

See accompanying notes to pro forma condensed consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1997
                                  (Unaudited)

(A) Results of operations of 10880 Wilshire Boulevard, Centerpointe, Westbrook Corporate Center and 225 Franklin Street for the period prior to the date of acquisition.

                                                         10880                          Westbrook         225
                                                        Wilshire                        Corporate       Franklin
                                                       Boulevard    Centerpointe          Center         Street           Total
                                                  --------------------------------------------------------------------------------
Revenue:
       Rental income - historical                         $4,078           $2,411          $9,961         $11,512         $27,962
       Pro forma straight - line rent adjustment             660               99             464             (34)          1,189
                                                  --------------------------------------------------------------------------------
       Pro forma rental income
                                                           4,738            2,510          10,425          11,478          29,151
       Management fees
       Recoveries from tenants                                37              191             475           2,260           2,964
       Mortgage interest income
          Other income                                        81               33               2             154             269
                                                  --------------------------------------------------------------------------------

         Total revenue                                     4,856            2,734          10,901          13,893          32,383
                                                  --------------------------------------------------------------------------------

Expenses:
       Property expenses                                   1,274              575           1,941           2,153           5,943
       Real estate taxes                                     360              164           1,617           1,578           3,719
       General and administrative                             31               60              27             344             461
       Mortgage interest expense                                              726           3,339                           4,065
       Interest - amortization of financing costs
       Depreciation and amortization (D)                   1,058              545           2,155           3,593           7,351
                                                  --------------------------------------------------------------------------------

        Total expenses                                     2,723            2,070           9,079           7,667          21,540
                                                  --------------------------------------------------------------------------------

Income from operations                                    $2,133             $663          $1,822          $6,225         $10,844
                                                  ================================================================================

(B) The results of operations for Westlakes Office Park for the period January 1, 1997 to May 7, 1997.

(C) Results of operations of Sunnyvale Business Center, Civic Opera Building, 200 West Adams and Lakeside for the six months ended June 30, 1997.

                                                      Sunnyvale          Civic             200
                                                       Business          Opera             West
                                                        Center          Building          Adams        Lakeside          Total
                                                 --------------------------------------------------------------------------------
Revenue:
       Rental income-historical                          $1,610           $4,937          $5,543          $2,348         $14,438
       Pro forma straight-line rent adjustment                                59             (34)             19              44
                                                 --------------------------------------------------------------------------------
       Pro forma rental income                            1,610            4,996           5,509           2,367          14,482

       Management fees
       Recoveries from tenants                              102              571           1,164             145           1,982
       Mortgage interest income
          Other income                                        7              146              38              21             212
                                                 --------------------------------------------------------------------------------

         Total revenue                                    1,719            5,713           6,711           2,533          16,676
                                                 --------------------------------------------------------------------------------

Expenses:
       Property expenses                                                   2,206           1,155             960           4,321
       Real estate taxes                                    102            1,050           1,971             185           3,308
       General and administrative                            87              447             148             252             934
       Mortgage interest expense
       Interest - amortization of financing costs
       Depreciation and amortization (D)                    507              894           1,083             570           3,054
                                                 --------------------------------------------------------------------------------

        Total expenses                                      696            4,597           4,357           1,967          11,617
                                                 --------------------------------------------------------------------------------

Income from operations                                   $1,023           $1,116          $2,354            $566          $5,059
                                                 ================================================================================

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1997
                                  (Unaudited)


(D) Detail of depreciation expense by property is presented as follows:

                                                   Basis        Life            Depreciation
                                                   -----        ----            ------------
       1997 acquisitions as of June 30, 1997
       -------------------------------------
       10880 Wilshire Boulevard                   $102,000     30 yrs                $1,058
       Centerpointe                                 49,500     30 yrs                   545
       Westbrook Corporate Center                  163,890     30 yrs                 2,155
       225 Franklin Street                         252,000     30 yrs                 3,593
                                                                           -----------------

                                                                                     $7,351
                                                                           =================

       Properties acquired
       -------------------
       after June 30, 1997:
       --------------------
       Sunnyvale Business Center                   $30,420     30 yrs                  $507
       Civic Opera Building                         53,649     30 yrs                   894
       200 West Adams                               64,958     30 yrs                 1,083
       Lakeside                                     34,200     30 yrs                   570
                                                                           -----------------

                                                                                     $3,054
                                                                           =================

(E) Interest income on Riverside notes receivable:
    Interest income - note receivable from Riverside Project LLC ($26,000*9%)            $1,170
    Interest income - note receivable from Beacon Design Corp. ($3,250*7%)                  114
    Interest income - note receivable from Beacon Property Management Corp. ($3,250*7%)     114
                                                                                        -------
    Total                                                                                $1,398
                                                                                        =======

(F) Credit facility interest expense:

       Credit Facility balance per pro forma balance sheet                             $340,761
       Less Credit Facility balances relating to development projects in which the associated interest expense would be capitalized:

       Development projects owned or underdevelopment as of June 30, 1997:
                       Crosby Phase II                                                   (2,957)
                       175 Wyman Street                                                 (24,000)

       Development projects acquired after June 30, 1997:
                            150 California                                              (10,600)
                            Media Center                                                (18,850)
                                                                                ----------------
       Adjusted pro forma Credit Facility balance                                       284,354

       Average Credit Facility rate through June 30, 1997                                  7.38%
                                                                                ----------------

       Pro Forma Credit Facility interest expense full year                              20,985
                                                                                             50%
                                                                                ----------------
       Pro Forma Credit Facility interest expense 1/2 year                               10,493
       Less historical  1997 Credit Facility interest expense                            (5,103)
                                                                                ----------------

       Pro Forma Credit Facility adjustment                                               5,390
                                                                                ----------------

       Mortgage Interest:
       Pro forma mortgage interest on Civic Opera Building 1/2 year based on
       principal balance of $31,773 with interest at 7.37%                                1,171
                                                                                ----------------

           Grand total                                                                   $6,560
                                                                                ================

(G) Adjustment to equity in net income of corporations as a result of Riverside notes:
    Beacon Design Corp. note payable ($3,250*7%)                                           ($114)
    Beacon Property Management Corp. note payable ($3,250*7%)                               (114)
                                                                                         ---------
    Total interest expense adjustment                                                       (228)
    Company ownership  % of entities                                                       98.99%
                                                                                         ---------
    Adjustment to equity in net income of corporations                                     ($225)
                                                                                         =========

(H) Reflects decrease for minority interest in Operating Partnership before preferred shares.

(I) Series A preferred dividends based on 8,000,000 shares with a $25.00 redemption price at 8.98%.